2Q23 Supplemental Slides1 John McCallion Chief Financial Officer Exhibit 99.4 1 These slides highlight information in MetLife, Inc.'s earnings release, quarterly financial supplement and other prior public disclosures. Financial results in this presentation reflect LDTI accounting, pursuant to Financial Accounting Standards Board Accounting Standards Update No. 2018-12, which became effective on January 1, 2023. For more information, refer to "Explanatory Note on Non-GAAP and Other Financial Information."

2 Table of contents Topic Page No. Net income (loss) to adjusted earnings 3 Adjusted earnings, ex. total notable items, by segment 4 Variable investment income (VII) 5 Investments 7 Direct expense ratio 9 Cash & capital 10 Appendix 11

3 Net income (loss) to adjusted earnings 2Q23 (post-tax) $ in millions $ per share1 Net Income (Loss) $370 $0.48 Less: Intent to Transfer Mark-to-Market Impact2 (699) (0.91) Net Investment Gains (Losses)2 (122) (0.16) Net Derivative Gains (Losses) (788) (1.02) Market Risk Benefit Remeasurement Gains (Losses) 645 0.84 Investment Hedge Adjustments (208) (0.27) Other 50 0.06 Adjusted Earnings $1,492 $1.94 1 The per share data for each item is calculated on a standalone basis and may not sum to the total. 2 Total net investment losses in 2Q23 are $821 million post-tax, including adjustments of $699 million related to the pending reinsurance transaction with Global Atlantic Financial Group.

4 ($ in millions - except per share data) 2Q23 2Q22 % Change % Change (Constant Rate) Key Drivers1 Favorable Unfavorable Group Benefits $372 $406 (8%) Volume Growth Expense Margins; Underwriting Margins Retirement and Income Solutions 417 374 11% Investment Margins; Volume Growth U.S. 789 780 1% Asia 431 486 (11%) (9%) Investment Margins Latin America 219 251 (13%) (21%) Volume Growth Underwriting Margins; Investment Margins EMEA 70 66 6% 15% Investment Margins MetLife Holdings 211 305 (31%) Investment Margins Corporate & Other (228) (227) Adjusted Earnings ex. Total Notable Items $1,492 $1,661 (10%) (11%) Adjusted EPS ex. Total Notable Items $1.94 $2.04 (5%) (5%) Adjusted earnings, ex. total notable items, by segment 1 To be discussed on MetLife, Inc.'s second quarter 2023 earnings conference call and audio webcast.

5 $24 ($44) $389 ($53) $221 2Q22 3Q22 4Q22 1Q23 2Q23 2Q23 VII driven by private equity returns1 ($ in millions - pre-tax) Private Equity Other 1 Quarterly target VII range of $500 million, based on full year 2023 guidance range of ~ $2.0 billion. ($53) $0

6 ($ in millions - post-tax1) 2Q22 3Q22 4Q22 1Q23 2Q23 Group Benefits $7 $(1) $3 $— $4 Retirement and Income Solutions 75 (35) 5 (3) 29 U.S. 82 (36) 8 (3) 33 Asia 101 (18) 4 (25) 84 Latin America 16 — (3) (2) 4 EMEA — — — — — MetLife Holdings 85 (21) 12 2 41 Corporate & Other 23 33 (1) (7) 13 Total Variable Investment Income $307 $(42) $20 $(35) $175 1 Assumes a 21% U.S. statutory tax rate. VII by segment

7 FY20 FY21 FY22 2Q22 2Q23 Strong recurring income supported by higher interest rates and asset growth ($ in billions) Recurring income VII Net Investment Income1 $16.7 $4.1 $16.1 $5.7 $1.2 Roll Off vs. Reinvestment $15.6 $1.5 $0.4 New Money Yield Roll Off Yield 10-Year Treasury Yield 2Q20 4Q20 2Q21 4Q21 2Q22 4Q22 2Q23 0% 1% 2% 3% 4% 5% 6% 7% $5.0 6.06% 4.49% 3.84% 1 As reported, on an adjusted basis. $17.3 $21.3 $18.2 $4.5 $4.8 $0.2

8 High quality commercial mortgage loan (CML) portfolio1 • Concentrated in high-quality assets and in larger, primary markets • 62% average Loan-to-Value (LTV) Ratio and 2.3x average Debt Service Coverage Ratio (DSCR) – 89% of CML portfolio with LTVs less than 80% – 93% of CML portfolio with DSCRs greater than 1x – U.S. office CML collateral valuations updated through 6/30/23, reflecting peak-to-trough decline of 25% – 68% average office LTV ratio and 2.2x average DSCR • Successful resolution of 69% of 2023 CML maturities2 1At June 30, 2023, except where noted. All references to commercial mortgage loans in this earnings presentation are to net commercial mortgage loans, consisting of commercial mortgage loans, excluding commercial mortgage loans originated for third parties and related allowance for credit loss. 2 At July 31, 2023. LTV and DSCR Matrix $52.7 Billion LTV >1.2x 1.0-1.2x <1.0x Total <65% 52.3% 3.2% 2.4% 57.9% 65-75% 19.7% 1.9% 2.1% 23.7% 76-80% 5.9% 0.9% 0.7% 7.5% >80% 7.0% 1.9% 2.0% 10.9% Total 84.9% 7.9% 7.2% 100.0%

9 12.5% 12.0% 12.2% FY22 1Q23 2Q23 1 Direct expense ratio, excluding total notable items related to direct expenses and pension risk transfers (PRT). 12.6% Annual Target 2Q23 direct expense ratio1 of 12.2%, below 12.6% annual target

10 Holding Company Cash1 $4.5 $5.2 $5.4 $4.2 $4.2 2Q22 3Q22 4Q22 1Q23 2Q23 Cash & capital 1 Includes cash and liquid assets at MetLife, Inc. and other holding companies at quarter-end. 2 Includes MetLife, Inc.'s principal U.S. insurance subsidiaries, excluding American Life Insurance Company for both periods. $3.0B to $4.0B Cash Buffer Capital ($ in billions) • Share repurchases of $0.7 billion in 2Q23 – ~$300 million shares repurchased in July 2023 • Expected total U.S. Statutory Adjusted Capital2 of $17.4 billion at 6/30/23, down 2% from 3/31/23 • Reinsurance transaction expected to add ~60 combined NAIC RBC percentage points • Expected Japan Solvency Margin ratio of ~700% at 6/30/23

Appendix

12 Cautionary Statement on Forward-Looking Statements The forward-looking statements in this presentation, using words such as “anticipate,” “are confident,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “grow,” “guidance,” “if,” “intend,” “likely,” “long-term,” “may,” “near-term,” “ongoing,” “outlook,” “plan,” “potential,” “project,” “remain,” “should,” “target,” “to be,” “will,” and “would” are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its U.S. Securities and Exchange Commission filings. MetLife’s future results could differ, and it does not undertake any obligation to publicly correct or update any of these statements.

13 Explanatory Note on Non-GAAP and Other Financial Information Any references in this presentation (except in this Explanatory Note on Non-GAAP Financial Information and Reconciliations) to: Should be read as, respectively: (i) net income (loss); (i) net income (loss) available to MetLife, Inc.’s common shareholders; (ii) net income (loss) per share; (ii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (iii) adjusted earnings; and (iii) adjusted earnings available to common shareholders; and (iv) adjusted earnings per share; (iv) adjusted earnings available to common shareholders per diluted common share; In this presentation, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with accounting principles generally accepted in the United States of America (GAAP). MetLife believes that these non-GAAP financial measures enhance the understanding for MetLife and its investors of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Non-GAAP financial measures: Comparable GAAP financial measures: (i) adjusted premiums, fees and other revenues; (i) premiums, fees and other revenues; (ii) adjusted premiums, fees and other revenues, excluding pension risk transfers (PRT); (ii) premiums, fees and other revenues; (iii) adjusted capitalization of deferred policy acquisition costs (DAC); (iii) capitalization of DAC; (iv) adjusted earnings available to common shareholders; (iv) net income (loss) available to MetLife, Inc.’s common shareholders; (v) adjusted earnings available to common shareholders, excluding total notable items; (v) net income (loss) available to MetLife, Inc.’s common shareholders; (vi) adjusted earnings available to common shareholders per diluted common share; (vi) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (vii) adjusted earnings available to common shareholders, excluding total notable items, per diluted common share; (vii) net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share; (viii) adjusted other expenses; (viii) other expenses; (ix) adjusted other expenses, net of adjusted capitalization of DAC; (ix) other expenses, net of capitalization of DAC; (x) adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses; (x) other expenses, net of capitalization of DAC; (xi) adjusted expense ratio; (xi) expense ratio; (xii) adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT; (xii) expense ratio; (xiii) direct expenses; (xiii) other expenses; (xiv) direct expenses, excluding total notable items related to direct expenses; (xiv) other expenses; (xv) direct expense ratio; and (xv) expense ratio; and (xvi) direct expense ratio, excluding total notable items related to direct expenses and PRT. (xvi) expense ratio.

14 MetLife’s definitions of non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures • adjusted earnings; • adjusted earnings available to common shareholders; • adjusted earnings available to common shareholders, excluding total notable items; • adjusted earnings available to common shareholders per diluted common share; • adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and • adjusted earnings available to common shareholders on a constant currency basis. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings and components of, or other financial measures based on, adjusted earnings are also MetLife’s GAAP measures of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results. Effective January 1, 2023, MetLife adopted ASU 2018-12, Financial Services - Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended ("LDTI"), with a transition date of January 1, 2021, which impacted the calculation of adjusted earnings. With the the adoption of LDTI, the measurement model was simplified for DAC and VOBA, and most embedded derivatives were reclassified as market risk benefits. As a result, MetLife updated its calculation of adjusted earnings to remove certain adjustments related to the amortization of DAC, VOBA and related intangibles and adjusted for changes in measurement of certain guarantees. Under LDTI, adjusted earnings excludes changes in fair value associated with market risk benefits, changes in discount rates on certain annuitization guarantees, losses at contract inception for certain single premium business, and asymmetrical accounting associated with in-force reinsurance. All periods presented herein reflect the updated calculation of adjusted earnings. Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, and (iii) revenues and costs related to divested businesses, non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP. Market volatility can have a significant impact on the Company’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefits remeasurement gains (losses) and goodwill impairments. Further, policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments. Explanatory Note on Non-GAAP and Other Financial Information (Continued) Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the most recent period. As a result, comparable prior period amounts are updated each period to reflect the most recent period average foreign currency exchange rates. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this presentation and in this period’s earnings news release, which is available at www.metlife.com.

15 Explanatory Note on Non-GAAP and Other Financial Information (Continued) Asymmetrical and non-economic accounting adjustments are made to the line items indicated in calculating adjusted earnings: • Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments"). • Other revenues include settlements of foreign currency earnings hedges. • Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation- indexed investments, and (iii) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts. • Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments. Divested businesses are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Other adjustments are made to the line items indicated in calculating adjusted earnings: • Net investment income and interest credited to policyholder account balances excludes certain amounts related to contractholder-directed equity securities ("Unit-linked contract income") and ("Unit-linked contract costs"). • Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives. • Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements. • Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance. The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders. Investment portfolio gains (losses) and derivative gains (losses) These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

16 Explanatory Note on Non-GAAP and Other Financial Information (Continued) Return on equity and related measures • Total MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, net of income tax. • Total MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): Total MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses), future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), defined benefit plans adjustment components of AOCI, and total notable items, net of income tax. • Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders’ equity. • Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity. • Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders’ equity, excluding AOCI other than FCTA. • Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA): adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.'s average common stockholders’ equity, excluding total notable items (excludes AOCI other than FCTA). The above measures represent a level of equity consistent with the view that, in the ordinary course of business, we do not plan to sell most investments for the sole purpose of realizing gains or losses. Expense ratio, direct expense ratio, adjusted expense ratio and related measures • Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues. • Direct expense ratio: adjusted direct expenses, divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses. • Direct expense ratio, excluding total notable items related to direct expenses and PRT: adjusted direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. • Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues. • Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT. General Account (GA) assets under management (GA AUM) GA AUM is used by MetLife to describe assets in its GA investment portfolio. GA AUM is stated at estimated fair value and is comprised of GA total investments, the portion of the GA investment portfolio classified within assets held-for-sale, and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties (“net mortgage loans”) (including commercial (“net commercial mortgage loans”), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. Classification of GA AUM by sector is based on the nature and characteristics of the underlying investments which can vary from how they are classified under GAAP. Accordingly, the underlying investments within certain real estate and real estate joint ventures that are primarily net commercial mortgage loans (at net asset value, net of deduction for encumbering debt) have been reclassified to exclude them from real estate equity and include them as net commercial mortgage loans. Asia GA AUM and related measures Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale and cash and cash equivalents, excluding policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM. Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

17 Explanatory Note on Non-GAAP and Other Financial Information (Continued) Statistical sales information: • U.S.: ◦ Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products. ◦ Retirement and Income Solutions: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance. • Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. The following additional information is relevant to an understanding of MetLife’s performance results and outlook: • Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates. • Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. • Holding company cash and liquid assets are held by MetLife, Inc. collectively with other MetLife holding companies and include cash and cash equivalents, short term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with securities lending, repurchase agreements, derivatives, regulatory deposits, the collateral financing arrangement, funding agreements and secured borrowings, as well as amounts held in the closed block.

18 Reconciliation of Net Income (Loss) Available to MetLife, Inc.'s Common Shareholders to Adjusted Earnings Available to Common Shareholders 2Q23 2Q22 Earnings Per Weighted Average Common Share Diluted1 Earnings Per Weighted Average Common Share Diluted1 (In millions, except per share data) Net Income (loss) available to MetLife, Inc.'s common shareholders $ 370 $ 0.48 $ 881 $ 1.08 Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders: Less: Net investment gains (losses) (1,039) (1.35) (682) (0.84) Less: Net derivative gains (losses) (997) (1.30) (970) (1.19) Less: Market risk benefit remeasurement gains (losses) 817 1.06 757 0.93 Less: Other adjustments to net income (loss) (316) (0.40) (396) (0.48) Less: Provision for income tax (expense) benefit 419 0.54 439 0.54 Add: Net income (loss) attributable to noncontrolling interests 6 0.01 5 0.01 Adjusted earnings available to common shareholders 1,492 1.94 1,738 2.13 Less: Total notable items — — 77 0.09 Adjusted earnings available to common shareholders, excluding total notable items $ 1,492 1.94 $ 1,661 $ 2.04 Adjusted earnings available to common shareholders on a constant currency basis $ 1,492 $ 1.94 $ 1,746 $ 2.14 Adjusted earnings available to common shareholders, excluding total notable items, on a $ 1,492 $ 1.94 $ 1,669 $ 2.05 constant currency basis Weighted average common shares outstanding - diluted 769.6 814.5 1Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share is calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

19 Reconciliation to Adjusted Earnings Available to Common Shareholders, Excluding Total Notable Items 2Q23 U.S.1 Group Benefits1 Retirement & Income Solutions1 Asia Latin America EMEA MetLife Holdings1 Corporate & Other1 (In millions) Adjusted earnings available to common shareholders $ 789 $ 372 $ 417 $ 431 $ 219 $ 70 $ 211 $ (228) Less: Total notable items — — — — — — — — Adjusted earnings available to common shareholders, excluding total notable items $ 789 $ 372 $ 417 $ 431 $ 219 $ 70 $ 211 $ (228) Adjusted earnings available to common shareholders on a constant currency basis $ 431 $ 219 $ 70 Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis $ 431 $ 219 $ 70 2Q22 U.S.1 Group Benefits1 Retirement & Income Solutions1 Asia Latin America EMEA MetLife Holdings1 Corporate & Other1 (In millions) Adjusted earnings available to common shareholders $ 780 $ 406 $ 374 $ 486 $ 251 $ 66 $ 382 $ (227) Less: Total notable items — — — — — — 77 — Adjusted earnings available to common shareholders, excluding total notable items $ 780 $ 406 $ 374 $ 486 $ 251 $ 66 $ 305 $ (227) Adjusted earnings available to common shareholders on a constant currency basis $ 472 $ 278 $ 61 Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis $ 472 $ 278 $ 61 1Results on a constant currency basis are not included as constant currency impact is not significant.

20 Reconciliation of Net Investment Income to Adjusted Net Investment Income FY20 FY21 FY22 2Q22 2Q23 (In millions) Net investment income $ 17,117 $ 21,395 $ 15,916 $ 3,583 $ 5,072 Less: Adjustments to net investment income Investment hedge adjustments (815) (895) (976) (232) (263) Unit-linked contract income 568 952 (1,298) (688) 296 Other adjustments (10) (9) (10) (1) (1) Divested business 46 67 11 — — Adjusted net investment income $ 17,328 $ 21,280 $ 18,189 $ 4,504 $ 5,040

21 Reconciliation of Premiums, Fees and Other Revenues to Adjusted Premiums, Fees and Other Revenues FY22 1Q23 2Q23 (In millions) Premiums, fees and other revenues $ 56,365 $ 11,517 $ 13,587 Less: Adjustments to premiums, fees and other revenues: Asymmetrical and non-economic accounting — — — Other adjustments 160 (3) (7) Divested business 55 — — Adjusted premiums, fees and other revenues $ 56,150 $ 11,520 $ 13,594

22 Expense Detail and Ratios (In millions, except ratio data) FY22 1Q23 2Q23 Reconciliation of Capitalization of DAC to Adjusted Capitalization of DAC Capitalization of DAC $ (2,614) $ (718) $ (729) Less: Divested businesses (11) — — Adjusted capitalization of DAC $ (2,603) $ (718) $ (729) Reconciliation of Other Expenses to Adjusted Other Expenses Other expenses $ 11,733 $ 3,057 $ 3,133 Less Adjustments to other expenses: Other adjustments 191 16 11 Divested businesses 74 11 9 Adjusted other expenses $ 11,468 $ 3,030 $ 3,113 Other Detail and Ratios Other expenses, net of capitalization of DAC $ 9,119 $ 2,339 $ 2,404 Premiums, fees and other revenues $ 56,365 $ 11,517 $ 13,587 Expense ratio 16.2% 20.3% 17.7 % Direct expenses $ 5,490 $ 1,387 $ 1,415 Less: Total notable items related to direct expenses — $ — $ — Direct expenses, excluding total notable items related to direct expenses $ 5,490 $ 1,387 $ 1,415 Adjusted other expenses $ 11,468 $ 3,030 $ 3,113 Adjusted capitalization of DAC (2,603) (718) (729) Adjusted other expenses, net of adjusted capitalization of DAC $ 8,865 $ 2,312 $ 2,384 Less: Total notable items related to adjusted other expenses — — — Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses $ 8,865 $ 2,312 $ 2,384 Adjusted premiums, fees and other revenues $ 56,150 $ 11,520 $ 13,594 Less: PRT 12,219 (21) 2,024 Adjusted premiums, fees and other revenues, excluding PRT $ 43,931 $ 11,541 $ 11,570 Direct expense ratio 9.8% 12.0% 10.4 % Direct expense ratio, excluding total notable items related to direct expenses and PRT 12.5% 12.0% 12.2 % Adjusted expense ratio 15.8% 20.1% 17.5 % Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT 20.2% 20.0% 20.6%

23